ASSIGNMENT OF CONTRACT

         THIS ASSIGNMENT OF CONTRACT, made and entered into this 31st day of October, 1999, by and among THE DAEDALUS PROJECT, INCORPORATED, a Virginia Corporation, hereinafter referred to as "Assignor," and DAEDALUS BUILDING SYSTEMS, INC., a Delaware Corporation, hereinafter referred to as "Assignee."

                              W I T N E S S E T H:

         WHEREAS, Assignor desires to assign and convey the Contract by and between The Daedalus Project, Incorporated and World Business Investors Group to Assignee and Assignee desires to accept such assignment and conveyance.

         NOW,  THEREFORE,  for and in  consideration  of the sum of Ten  Dollars
($10.00),   receipt  of  which  is  hereby  acknowledged,   and  other  valuable
consideration, the parties hereto agree as follows:

         1. Assignor does hereby assign, transfer, and convey to Assignee all the right, title, and interest under the aforesaid Contract Agreement, to have and to hold the same unto Assignee, its successors, executors, and assigns, for and during the remainder of the term of the aforesaid Contract Agreement and any renewals or extensions therein provided or subsequently provided by in writing, subject to the terms, covenants, conditions, and agreements contained therein and subsequently agreed.

         2. Assignee does hereby accept this Assignment of Contract and agrees to assume all of the duties which the Assignor was obligated to perform under the said Contract Agreements, for the balance of the term thereof and aforesaid renewals or extensions.

         3. The World Business Investors Group hereby acknowledges that the aforesaid Contract Agreement is in full force and effect and no breaches or defaults exist as of the date first above written, and consents to this Assignment of Contract by the Assignor to the Assignee, but upon the express condition that such consent from the Assignee shall not be deemed a waiver or relinquishment of the future covenant against assignment, nor shall the acceptance of the Assignee to the said contract be construed as releasing the Assignor from the full performance of the provisions of said Contract Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment of Contract on the day and year first above written.

                                        ASSIGNOR:

                                        THE DAEDALUS PROJECT, INCORPORATED,
                                        a Virginia Corporation



                                        ---------------------------------------
                                        By:  Edward A. McCulloch, President


                                        ASSIGNEE:
                                        DAEDALUS BUILDING SYSTEMS, INC.,
                                        a Delaware Corporation

                                         /s/
                                             ----------------------------------
                                        By:  Edward A. McCulloch, President


                                        WORLD BUSINESS INVESTOR GROUP



                                        /s/
                                             ----------------------------------
                                        By: Edgar Espinoza Chacon, President